UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2024

SmartRent, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39991	85-4218526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8665 E. Hartford Drive, Suite 200 Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

(844) 479-1555

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	SMRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As indicated below, on May 14, 2024, the stockholders of SmartRent, Inc. (the “Company”) approved the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares reserved for issuance thereunder. The Company’s board of directors previously approved the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, subject to stockholder approval.

A summary of the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2024.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following three proposals, each of which are more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2024. The voting results for each of the proposals are set forth below.

Proposal 1: Election of two Class III directors to serve until our 2027 annual meeting of stockholders.

Each director nominee was duly elected to serve until the Company’s 2027 annual meeting of stockholders and until his successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
John Dorman	78,928,476	28,805,488	56,698,725
Lucas Haldeman	99,831,459	7,902,505	56,698,725

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstained
164,283,540	55,514	93,635

Proposal 3: Approval of the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares reserved for issuance thereunder.

The Company’s stockholders approved the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares reserved for issuance thereunder.

For	Against	Abstained	Broker Non-Votes
91,597,193	13,901,775	2,234,996	56,698,725

No other matters were submitted for stockholder action.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No. Description

10.1 SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated.

104 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2024

SMARTRENT, INC.

By:	/s/ Lucas Haldeman
Name:	Lucas Haldeman
Title:	Chief Executive Officer